EXECUTION

SUBSEQUENT TRANSFER AGREEMENT

This SUBSEQUENT TRANSFER AGREEMENT dated as of September 5, 2007 (this “Subsequent Transfer Agreement”), is among GREENWICH CAPITAL ACCEPTANCE, INC., a Delaware corporation, as depositor (the “Depositor”), GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, as seller (the “Seller”), and DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, as trustee (“Deutsche Bank” or the “Trustee”);

WHEREAS, the parties hereto are also among the parties to the Pooling and Servicing Agreement dated as of July 1, 2007, among the Depositor, the Seller, Wells Fargo Bank, N.A., as securities administrator and master servicer, Clayton Fixed Income Services Inc., as credit risk manager and the Trustee (the “Pooling Agreement”), in relation to the HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-6 (the “Trust”);

WHEREAS, the Seller desires to sell the Subsequent Mortgage Loans set forth on Schedule A hereto, including the related Mortgages, to the Depositor, and the Depositor desires to purchase such Subsequent Mortgage Loans;

WHEREAS, the Depositor desires to (i) convey such Subsequent Mortgage Loans to the Trustee and (ii) assign the Depositor’s rights under the assignment, assumption and recognition agreements identified on Schedule B hereto (the “Subsequent Assignment Agreements”) to the Trustee, for the benefit of the Certificateholders, and the Trustee desires to accept such conveyance and assignment; and

WHEREAS, Sections 2.01(b) of the Pooling Agreement provides for the parties hereto to enter into this Subsequent Transfer Agreement in accordance with the terms and conditions of the Pooling Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged:

1.    The parties hereto agree as follows:

(i)
The “Subsequent Transfer Date” with respect to this Subsequent Transfer Agreement shall be September 5, 2007, and the “Subsequent Cut-off Date” with respect to this Subsequent Transfer Agreement shall be the Close of Business in New York City on August 1, 2007.

(ii)
The “Aggregate Subsequent Purchase Amount” with respect to this Subsequent Transfer Agreement shall be $47,494,308.82, provided, however, that such amount shall not exceed the amount on deposit in the Prefunding Account. From the Aggregate Subsequent Purchase Amount, $7,824,298.47 shall be used to purchase Subsequent Mortgage Loans for Loan Group 1 and $39,670,010.35 shall be used to purchase Subsequent Mortgage Loans for Loan Group 2.

(iii)
In case any provision of this Subsequent Transfer Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

(iv)
In the event of any conflict between the provisions of this Subsequent Transfer Agreement and the Pooling Agreement, the provisions of the Pooling Agreement shall prevail. Capitalized terms used herein and not otherwise defined have the meanings in the Pooling Agreement.

2.    The Seller hereby agrees to the following:

(i)	The Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date satisfy the pool characteristics for the Trust Fund identified in Section 2.01(b) of the Pooling Agreement.

(ii)
The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all right, title and interest in the Subsequent Mortgage Loans identified in Schedule A, including all interest and principal due on or with respect to such Subsequent Mortgage Loans after the Subsequent Cut-off Date and all interest and principal payments on such Subsequent Mortgage Loans received prior to the Subsequent Cut-off Date in respect of installments of interest and principal due thereafter, but not including principal and interest due on such Subsequent Mortgage Loans prior to the Subsequent Cut-off Date, any insurance policies in respect of such Subsequent Mortgage Loans and all proceeds of any of the foregoing.

(iii)
The Seller hereby makes the representations and warranties as set forth in Section 2.04 of the Pooling Agreement to the Trustee on behalf of the Certificateholders and the Certificate Insurer as of the Subsequent Transfer Date with respect to the Subsequent Mortgage Loans.

(iv)
The Seller hereby makes the representations and warranties as set forth in Section 2.08 of the Pooling Agreement to the Trustee on behalf of the Certificateholders and the Certificate Insurer as of the Subsequent Transfer Date.

3.    The Depositor hereby agrees to the following:

(i)
The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders (a) all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to each Subsequent Mortgage Loan included on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, all interest due thereon after the Subsequent Cut-off Date, all collections in respect of interest and principal due after the Subsequent Cut-off Date, any insurance proceeds in respect of such Subsequent Mortgage Loans and all proceeds of any of the foregoing and (b) all of the Depositor’s rights and interest (but none of its obligations) under the Subsequent Assignment Agreements.

(ii)
The Depositor hereby makes the representations and warranties as set forth in Section 2.06 of the Pooling Agreement to the Trustee on behalf of the Certificateholders and the Certificate Insurer as of the Subsequent Transfer Date.

4.     It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by Deutsche Bank, not individually or personally but solely as the trustee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Deutsche Bank but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this letter agreement.

5.
THIS SUBSEQUENT TRANSFER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

6.
This Subsequent Transfer Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties to this Subsequent Transfer Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GREENWICH CAPITAL ACCEPTANCE, INC.,
as Depositor

By:/s/ Ara Balabanian

Name: Ara Balabanian
Title: Vice President

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
as Seller

By:/s/ Ara Balabanian

Name: Ara Balabanian
Title: Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity, but solely
as Trustee on behalf of the Trust

By:/s/ Jennifer Hermansader
Name: Jennifer Hermansader
Title: Associate

SCHEDULE A

SUBSEQUENT MORTGAGE LOAN SCHEDULE

[To be retained in a separate closing binder entitled “HarborView 2007-6 Mortgage Loan Schedule” at the Washington DC office of McKee Nelson LLP]

SCHEDULE B

LIST OF SUBSEQUENT ASSIGNMENT AGREEMENTS

1. Assignment and Recognition Agreement, dated September 5, 2007, among GCFP, GCA and Countrywide Home Loans Servicing LP

2. Assignment and Recognition Agreement, dated September 5, 2007, among GCFP, GCA and First Federal Bank of California

3. Assignment and Recognition Agreement, dated September 5, 2007, among GCFP, GCA and Secured Bankers Mortgage Company